                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                               January 15, 2001
                                Date of Report
                       (Date of earliest event reported)


                                 XIRCOM, INC.
            (Exact name of registrant as specified in its charter)


         California                0-19856                  95-4221884
      ---------------         ----------------         -------------------
      (State or other         (Commission File          (I.R.S. Employer
      jurisdiction of              Number)             Identification No.)
      incorporation)


                          2300 Corporate Center Drive
                         Thousand Oaks, CA 91320-1420
                   (Address of principal executive offices)

                                (805) 376-9300
             (Registrant's telephone number, including area code)


                                Not Applicable

             (Former name or address, if change since last report)
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Item 5.  Other Events.

         The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on January 15, 2001 announcing the Company's financial results for the three months ended December 31, 2000. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.


99.1 -Press release dated January 15, 2001 entitled "Xircom Announces First-Quarter 2001 Results"
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          XIRCOM, INC.


Dated:  January 18, 2001                By: /s/ STEVEN F. DEGENNARO
                                        -----------------------------
                                        Steven F. DeGennaro
                                        Senior Vice President and
                                        Chief Financial Officer
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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
99.1 Press release dated January 15, 2001 entitled "Intel To Acquire Xircom For Approximately $748 Million"